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[LOGO OF STRADLEY RONON]                     STRADLEY RONON STEVENS & YOUNG, LLP

                                                        2600 One Commerce Square

                                                     Philadelphia, PA 19103-7098

                                                       Telephone: (215) 564-8000

                                February 23, 2004

Gartmore Mutual Funds
1200 River Road
Conshohocken, PA  19428

        Subject: GARTMORE MUTUAL FUNDS, A DELAWARE STATUTORY TRUST (THE "TRUST")--POST-EFFECTIVE AMENDMENT NO. 72, AMENDMENT NO. 73 TO REGISTRATION STATEMENT ON FORM N-1A, TO BE FILED UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940 (THE "POST-EFFECTIVE AMENDMENT")

Ladies and Gentlemen:

                This opinion is given in connection with the filing of the Post-Effective Amendment relating to an indefinite amount of authorized shares of beneficial interest, no par value, of the series of the Trust listed below.

                In connection with our giving of this opinion, we have examined:
(i) a copy of the Trust's Certificate of Trust, as filed with the Secretary of State of the State of Delaware on October 1, 2004; (ii) the Trust's Amended and Restated Agreement and Declaration of Trust dated October 28, 2004; (iii) the Trust's By-Laws; (iv) resolutions of the Trust's Board of Trustees adopted September 30, 2004, and December 2, 2004; and (iv) a Good Standing Certificate, dated February 22, 2005, from the Secretary of State of the State of Delaware.

                Based upon the foregoing examination, it is our opinion that, upon the effectiveness of the Post-Effective Amendment, the shares of beneficial interest of the following series of the Trust, when issued upon the terms and for the consideration described in the Post-Effective Amendment, will be legally issued, fully paid and non-assessable.

        1. Gartmore Optimal Allocations Fund: Aggressive (Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class);
        2. Gartmore Optimal Allocations Fund: Moderately Aggressive (Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class);
        3. Gartmore Optimal Allocations Fund: Moderate (Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class);
        4. Gartmore Optimal Allocations Fund: Specialty (Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class);
        5. Gartmore Asia Pacific Leaders Fund (Class A, Class B, Class C, Institutional Service Class);
        6. Gartmore Bond Fund (Class A, Class B, Class C, Class D, Class R, Class X, Class Y, Institutional Class);

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Gartmore Mutual Funds
February 23, 2005
Page 2

        7. Gartmore China Opportunities Fund (Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class);
        8. Gartmore Convertible Fund (Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class);
        9. Gartmore Emerging Markets Fund (Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class);
        10. Gartmore European Leaders Fund (Class A, Class B, Class C, Institutional Service Class);
        11. Gartmore Global Financial Services Fund (Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class);
        12. Gartmore Global Health Sciences Fund (Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class);
        13. Gartmore Global Natural Resources Fund (Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class);
        14. Gartmore Global Technology and Communications Fund (Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class);
        15. Gartmore Global Utilities Fund (Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class);
        16. Gartmore Government Bond Fund (Class A, Class B, Class C, Class D, Class R, Class X, Class Y, Institutional Class);
        17.     Gartmore Growth Fund (Class A, Class B, Class C, Class D, Class
                R, Institutional Service Class, Institutional Class);
        18.     Gartmore High Yield Bond Fund (Class A, Class B, Class C, Class
                R, Institutional Service Class, Institutional Class);
        19.     Gartmore International Growth Fund (Class A, Class B, Class C,
                Class R, Institutional Service Class, Institutional Class);
        20.     Gartmore Investor Destinations Aggressive Fund (Class A, Class
                B, Class C, Class R, Service Class, Institutional Class);
        21.     Gartmore Investor Destinations Moderately Aggressive Fund (Class
                A, Class B, Class C, Class R, Service Class, Institutional
                Class);
        22. Gartmore Investor Destinations Moderate Fund (Class A, Class B, Class C, Class R, Service Class, Institutional Class);
        23. Gartmore Investor Destinations Moderately Conservative Fund (Class A, Class B, Class C, Class R, Service Class, Institutional Class);
        24.     Gartmore Investor Destinations Conservative Fund (Class A, Class
                B, Class C, Class R, Service Class, Institutional Class);
        25.     Gartmore Large Cap Value Fund (Class A, Class B, Class C, Class
                R, Institutional Service Class);
        26.     Gartmore Micro Cap Equity Fund (Class A, Class B, Class C, Class
                R, Institutional Service Class, Institutional Class);
        27.     Gartmore Mid Cap Growth Fund (Class A, Class B, Class C, Class
                R, Institutional Service Class, Institutional Class);
        28. Gartmore Mid Cap Growth Leaders Fund (Class A, Class B, Class C, Class D, Class R, Institutional Service Class, Institutional Class);

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Gartmore Mutual Funds
February 23, 2005
Page 3

        29. Gartmore Money Market Fund (Service Class, Prime Shares, Institutional Class);
        30. Gartmore Short Duration Bond Fund (Class A, Class C, Service Class, Institutional Class, IRA Class);
        31. Gartmore Morley Enhanced Income Fund (Class A, Class R, Institutional Class, Institutional Service Class);
        32. Gartmore Nationwide Fund (Class A, Class B, Class C, Class D, Class R, Institutional Service Class, Institutional Class);
        33. Gartmore Nationwide Leaders Fund (Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class);
        34. Gartmore OTC Fund (Class A, Class B, Class C, Institutional Service Class, Institutional Class);
        35. Gartmore Small Cap Fund (Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class);
        36. Gartmore Small Cap Growth Fund (Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class);
        37. Gartmore Small Cap Leaders Fund (Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class);
        38. Gartmore Tax-Free Income Fund (Class A, Class B, Class C, Class D, Class X, Class Y) ;
        39. Gartmore Nationwide Principal Protected Fund (Class A, Class B, Class C);
        40. Gartmore U.S. Growth Leaders Fund (Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class);
        41. Gartmore U.S. Growth Leaders Long-Short Fund (Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class);
        42. Gartmore Value Opportunities Fund (Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class);
        43. Gartmore Worldwide Leaders Fund (Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class);
        44. Gartmore Bond Index Fund (Class A, Class B, Class C, Class R, Institutional Class);
        45. Gartmore International Index Fund (Class A, Class B, Class C, Class R, Institutional Class);
        46. Gartmore Mid Cap Market Index Fund (Class A, Class B, Class C, Class R, Institutional Class);
        47. Gartmore S&P 500 Index Fund (Class A, Class B, Class C, Class R, Service Class, Institutional Service Class, Local Fund Shares, Institutional Class);
        48. Gartmore Small Cap Index Fund (Class A, Class B, Class C, Class R, Institutional Class);
        49.     NorthPointe Small Cap Value Fund (Institutional Class); and
        50. NorthPointe Small Cap Growth Fund (Class A, Class B, Class C, Class R, Institutional Service Class, Institutional Class).

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Gartmore Mutual Funds
February 23, 2005
Page 4

                This letter expresses our opinion as to the Delaware Statutory Trust Act governing the issuance of shares of the Trust only, but does not extend to the securities or "Blue Sky" laws of the State of Delaware or to federal securities or other laws.

                We hereby consent to the use of this opinion as an exhibit to the Post-Effective Amendment.

                                           Very truly yours,

                                           STRADLEY, RONON, STEVENS & YOUNG, LLP


                                           BY:   /s/ Barbara A. Nugent
                                                 -------------------------------
                                                 Barbara A. Nugent, a Partner